PHOENIX VALUE EQUITY FUND,
                     A SERIES OF PHOENIX INVESTMENT TRUST 97

   Supplement dated August 4, 2005 to the Prospectus dated December 30, 2004, as supplemented January 3, 2005

IMPORTANT NOTICE TO INVESTORS OF PHOENIX VALUE EQUITY FUND ("the Fund")

The Board of Trustees for the Fund has approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on September 16, 2005, the following proposals:

1. Approve a new Investment Advisory Agreement ("New Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Investment Trust 97 ("the Registrant"). Other than the parties involved, the proposed New Agreement does not differ from the current Investment Advisory Agreement ("Current Agreement"). Under the New Agreement, PIC would perform the same services currently performed by Engemann Asset Management ("EAM"), and PIC would receive the same fee for performing those services. EAM and PIC are affiliated companies.

     INFORMATION ABOUT PIC

     PIC is located at 56 Prospect Street, Hartford, CT 06115 and acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. As of June 30, 2005, PIC had approximately $20.3 billion in assets under management. PIC has acted as an investment adviser for over 70 years.

     Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as administrative agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102.

     PXP is the wholly owned investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2005, PXP has approximately $55.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

2. Approve an Investment Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") to manage the Fund's assets.

     As subadviser, Acadian will be responsible for the day-to-day management of the Fund's portfolio.
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     The Fund will pay no fee directly to Acadian as the subadviser. Under the
     Subadvisory Agreement, Acadian will be compensated by PIC at the following annual rates:

        ----------------------------------------- ------------------------------
            Average Daily Net Fund Assets               Subadvisory Fee
            -----------------------------               ---------------
        ----------------------------------------- ------------------------------
            First $1 Billion                                 0.375%
        ----------------------------------------- ------------------------------
            Over $1 Billion to $2 Billion                    0.350%
        ----------------------------------------- ------------------------------
            Over $2 Billion                                  0.325%
        ----------------------------------------- ------------------------------

     No material changes to the Fund's current principal investment strategies will occur if the Subadvisory Agreement is approved.

     INFORMATION ABOUT ACADIAN

     Acadian is located at Ten Post Office Square, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly owned by Old Mutual PLC. As of June 30, 2005, Acadian had approximately $18.0 billion in assets under management. Acadian serves as investment adviser to institutional portfolios in the same style as will be provided to the Funds.

3. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. If this proposal is approved, the Fund will be able to avoid the expense of and delays associated with proxy solicitations for subadviser changes determined by the Board of Trustees to be in the best interest of shareholders.

For more information on these proposals, please refer to the Fund's Proxy Statement as filed with the Securities and Exchange Commission ("SEC") on July 27, 2005 by Phoenix Investment Trust 97 by visiting the SEC's Web site at www.sec.gov/edgar.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.




PXP 2053/Adviser Changes (08/05)